2019 Second Quarter Earnings Conference Call Wednesday, July 17, 2019 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; and regulatory risks associated with current and future regulations. For additional  information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company does not undertake, and  specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such  statements except as required by law. 2

Q2 2019 Financial Highlights  Net income of $42.7 million, or $0.34 per diluted common share  Net interest margin declined 8bps Q‐o‐Q to 3.31%; compression of core net interest margin  Earnings &  excluding purchase accounting adjustments moderated to a 6bps decrease from a 7bps decrease in  Net  1Q19 Income Profitability  Noninterest expense fairly consistent with prior quarters, notwithstanding ongoing long‐term  investments in the organization $42.7MM  New loan originations funded of $504 million exemplify Company’s targeted mix of higher‐yielding  Loan  loans  CRE loans accounted for 50% of new loan production; C&I 35%; and residential mortgage 15% Diluted  Production  Average rate on new loans was 5.46%, representing a 6bps decrease from 1Q19 as a result of the  EPS lower rate environment $0.34  Total deposits declined 1% Q‐o‐Q but demonstrated a favorable mix shift to lower‐cost deposits  Increases in noninterest bearing demand deposits, savings and MMAs, offset by decreases in  higher‐cost time deposits Gross Deposits  Increase in cost of deposits moderated significantly, up 5bps in 2Q19 versus 17bps in 1Q19,  reflecting progress with deposit initiatives Loans  Positively trending repricing gap on time deposit renewals, 18bps in 2Q19 versus 50bps in 1Q19 $12.0B  Net loans‐to‐deposits stable at 97.7% as of 6/30/2019  Across‐the‐board improvement in all asset quality categories highlighted by a 25% decrease in  nonaccrual loans and a 9% reduction in total criticized loans  Deposits  Improvements driven by active resolution of problem credits identified in 1Q19 and fiercer  Asset Quality competitive environment enabling the payoff of some lower‐rated credits $12.2B  Credit losses remain minimal with net charge offs of $1.4 million, or 5bps of average loans  annualized 3

Loan Production & Portfolio Trends



New Loan Originations Funded
($ millions)
4.56%
4.40%
4.42%
4.64%
4.79%
4.97%
5.22%
5.52%
5.46%
$725.1
$610.9
$663.5
$764.3
$792.3
$784.1
$667.3
$442.0
$503.9
$85
$190
$450
$120
$132
$359
$194
$85
$385
$181
$236
$347
$182
$285
$325
$168
$138
$478
$167
$155
$346
$71
$135
$236
$75
$176
$253
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
CRE
C&I
Consumer
Average Rate

Loan Portfolio Composition



4%
19%
77%

9/30/2016
(First quarter after MOE)



8%
20%
72%

6/30/2019

- New loan originations funded increased to **$504 million**; new loan commitments of $597 million
  - Lower Y-o-Y new loan volumes reflect more selective stance on CRE originations, focus on growing C&I and SBA loan portfolios, and shift in strategy to originating residential mortgage loans for sale
- Well diversified mix of loan originations representing targeted mix of higher-yielding loans
  - 50% CRE
  - 35% C&I
  - 15% Consumer
- C&I production of $176 million reflects continued success in banking middle-market commercial borrowers
- Significantly higher payoffs and pay downs of $599 million versus $364 million in 1Q19, with higher payoffs largely driven by very aggressive pricing as probability increased for lower interest rates and workout of problem credits identified in preceding quarter
- SBA loan production of $37 million of which $32 million was 7(a)
- Residential mortgage originations of $74 million, up from $64 million in 1Q19

Hope Bancorp

4

Net Interest Income and Margin Key Net Interest Income Drivers Net Interest Income & NIM Average Loans & Yield  ($ millions) ($ billions) $126.4 $11.9 $12.1 $12.0 $123.3 $123.1 $11.8 $122.8 $121.9 $11.4 5.31% 5.32% $120.1 $119.6 $10.9 $11.1 $10.7 5.16% 5.21% $10.5 $116.8 3.84% $117.2 3.83% 3.66% 3.61% 5.07% 5.12% 5.16% 3.47% 3.41% 3.39% 5.04% 3.31% 4.89% 3.75% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Avg Loans Yield Net Interest Income NIM Average Interest Bearing Deposits &   2Q19 NII decreased slightly Q‐o‐Q reflecting slight decrease in  Cost of Deposits average loans coupled with lower NIM $9.2 $9.1 ($ millions) $8.8 $9.0 $8.5  Net interest margin declined 8bps to 3.31% $8.2 $7.8 $7.9 $7.8 1.57% 1.62% 1.40% – Compression of core net interest margin excluding  1.24% 0.91% 1.06% purchase accounting adjustments moderated to a  0.75% 0.80% 0.68% 6bps decrease from a 7bps decrease in 1Q19  The increase in cost of deposits continued to moderate, up 5  2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 bps in 2Q19, versus 17bps in 1Q19 Average Interest Bearing Deposits Cost of Deposits  Repricing gap on time deposit renewals continued to improve  at 18bps in 2Q19, compared with 50bps in 1Q19 PAA = Purchase accounting adjustments 5

Noninterest Income Noninterest Income  Noninterest income increased to $12.3 million in  ($ millions) $19.9 2Q19 from $11.4 million in 1Q19, largely reflecting  higher net gains on loan sales $16.1 $16.3 $16.5 $15.3 Quarter‐over‐Quarter Gain‐on Sale Variance $10.4 $13.5                                  Sold $76 million of residential mortgage loans to  $6.6 $12.3 $7.3 $7.3 $11.6                    $6.7 $11.4 secondary market $6.1  Net gain‐on‐sale of mortgage loans of $1.1 million  $0.8 $0.3 $6.7 in 2Q19 versus $741,000 in 1Q19 $0.4 $1.2 $6.2 $1.3 $0.4 $6.4  Repositioned investment securities, which resulted  $3.3 $3.6 $0.5 $2.6 $3.5 $3.5 in gain of $129,000 in 2Q19, versus $0 in 1Q19 $2.3 $0.1 $0.4 $0.4 $0.7 $1.1  No SBA loan sales in 2Q19 or 1Q19 $5.2 $5.2 $5.0 $4.8 $4.6 $4.6 $4.6 $4.3 $4.4 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Service fees on dep accts Gain on sale of SBA loans Gain on sale of other loans Gain on sale of securities Other income and fees 6

Noninterest Expense and Efficiency

Noninterest Expense and Efficiency Ratio

($ millions)



$64.0
$61.8
$73.0
$68.5
$71.6
$67.5
$70.2
$70.8
$71.4
48.17%
44.32%
51.12%
48.92%
51.87%
49.38%
52.57%
54.06%
55.11%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Noninterest Expense
Efficiency Ratio

Breakdown of Noninterest Expense and FTE

($ millions)



$29.1
$25.9
$33.3
$29.1
$31.1
$30.5
$33.6
$30.4
$32.1
1,378 FTE
1,463 FTE
1,470 FTE
1,502 FTE
1,491 FTE
1,512 FTE
1,494 FTE
1,468 FTE
1,446 FTE
$34.9
$36.0
$39.7
$39.4
$40.6
$37.0
$36.6
$40.4
$39.3
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Compensation
Other
FTE

Noninterest Expense to Average Assets

($ billions)



$13.5
$13.7
$14.0
$14.2
$14.6
$15.0
$15.2
$15.3
$15.2
1.90%
1.80%
2.08%
1.93%
1.96%
1.80%
1.85%
1.85%
1.88%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Average Assets
NIE to Avg Assets Annualized

- Noninterest expense increased slightly to $71.4 million in 2Q19 from $70.8 million in 1Q19
  - Compensation expenses declined by 3% from preceding quarter
  - Professional fees increased by $600,000 reflecting higher CECL implementation fees and ongoing investments
  - $900,000 increase in credit-related expenses, which tends to be volatile and included forced insurance and higher legal collection fees in 2Q19
- Annualized noninterest expense to average assets of 1.88% in 2Q19, up 3bps from 1.85% in 1Q19

Hope Bancorp

7

Deposit Trends

Deposit Composition



($ billions)
$10.96 $10.99 $10.85 $11.51 $11.73 $12.05 $12.16 $12.25 $12.17
$4.10 $4.01 $4.27 $4.77 $5.18 $5.55 $5.87 $5.99 $5.68
$0.28 $0.24 $0.24 $0.23 $0.23 $0.23 $0.23 $0.22 $0.24
$3.57 $3.69 $3.33 $3.45 $3.28 $3.25 $3.04 $3.09 $3.24
$3.02 $3.05 $3.00 $3.05 $3.04 $3.02 $3.02 $2.95 $3.01
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
DDA
MMA
Savings
Time

- Total end-of-period deposits decreased **1%** Q-o-Q
- Favorable shift in deposit mix with increases in lower-cost deposits and decreases in time deposits
  - 2% increase in noninterest bearing deposits Q-o-Q
  - 5% increase in MMA balances Q-o-Q
- Net loan-to-deposits stable at 97.7% at 6/30/19, versus 97.6% as of 3/31/19
- Repricing gap on time deposit renewals continued to improve at 18bps in 2Q19, compared with 50bps in 1Q19
- Deposit gathering and cost containment strategies remain a **top priority**

Net Loans to Deposits



$12.5B
$12.0B
$11.5B
$11.0B
$10.5B
$10.0B
98.16% 99.07% 101.85% 97.65% 98.92% 98.39% 98.97% 97.64% 97.68%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Net Loans
Deposits
LTD Ratio

CD Renewal Repricing Gap



0.10% 0.13% 0.22% 0.25% 0.22% 0.19% 0.10%
0.33% 0.51% 0.65% 0.85% 0.69% 0.50% 0.18%
4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
CD Renewal Repricing Gap
QTD Change in Avg CD Rate

Hope Bancorp

DDA = Noninterest bearing demand deposits
MMA = Money market account deposits

8

Asset Quality

Nonperforming Assets

($ millions)



$124.3 $125.7 $125.2 $137.9 $129.1 $118.2 $113.0 $138.5 $111.66
$21.8 $17.2 $10.8 $8.3 $8.7 $9.0 $7.8 $6.3 $5.6
$102.5 $108.5 $114.4 $129.6 $120.4 $109.2 $105.2 $132.2 $106.0
0.90% 0.89% 0.88% 0.95% 0.87% 0.78% 0.74% 0.90% 0.73%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
NPLs
OREO
NPAs/Total Assets

Provision Expense & Net Charge Offs

($ millions)



$2.8 $5.4 $3.6 $2.5 $2.3 $7.3 $2.8 $3.0 $1.2
0.05% 0.07% 0.10% 0.02% -0.04% 0.22% 0.03% 0.02% 0.05%
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Provision Expense
Net Charge Offs (Recoveries) (annualized)

Criticized Loans

($ millions)



$566.5 $573.3 $568.5 $540.7 $497.2 $520.5 $481.4 $558.6 $510.3
$315.4 $348.1 $353.6 $344.6 $357.7 $302.7 $318.3 $353.2 $323.8
5.24% 5.23% 5.12% 4.79% 4.26% 4.36% 3.98% 4.63% 4.26%
$251.1 $225.2 $214.9 $196.1 $139.5 $217.8 $163.1 $205.4 $186.5
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Classified
Special Mention
Total Criticized Loans as a % of Gross Loans

- Across-the-board improvements in all asset quality categories
  - 25% decline in nonaccrual loans led to 20% decrease in total nonperforming loans
  - Total criticized loans down 9% Q-o-Q
- Improvements driven by payoffs of lower-rated credits and workout efforts of problem loans identified in 1Q19
- Any potential loss exposure from problem credits identified in 1Q19 remain minimal
- Credit losses continued to be minimal, with net charge offs of $1.4 million, or 5bps of average loans on an annualized basis in 2Q19
- Underlying health of broader portfolio remains solid

Hope Bancorp

9

Near-Term Outlook & Strategies  Continuation of positive trends from first half of 2019  Favorable shift in mix of new loan production favoring higher‐yielding loans  Gaining more traction with deposit gathering initiatives, leading to improved deposit mix and better deposit cost management  Stable asset quality, supported by disciplined underwriting, constant monitoring and proactive action  Improved expense management  Full‐year loan growth guidance revised to 2‐3% for 2019, reflecting stronger headwinds with projection for lower interest rates and  an even fiercer competitive landscape  NIM guidance updated to reflect rapidly evolving rate environment and high probability for lower rates  25bps decline in interest rates expected to impact NIM by 5‐8bps  2019 Key Priorities remain in focus relative to the rapidly changing rate environment  Profitable Growth – Better deposit cost management  Profitable Growth – Better loan yields  Profitable Growth – Better efficiencies  Capital Management Committed to Building on Strong Foundation and Enhancing Long‐Term Shareholder Value 10

2019 Second Quarter Earnings Conference Call Q&A 11